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                                     ANCHOR
                                    GOLD AND
                                    CURRENCY
                                      TRUST



                                  ANNUAL REPORT
                                DECEMBER 31, 1997












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                         ANCHOR GOLD AND CURRENCY TRUST
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 Comparison of the Change in Value of a $10,000  Investment in the Anchor Gold &
 Currency Trust and Gold Bullion and the XAU Index




   [GRAPHIC OMITTED]








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                         ANCHOR GOLD AND CURRENCY TRUST
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             CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1997

Assets:
Investments at quoted market value (cost $16,207,070 ;
 see Schedule of Investments, Notes 1, 2, & 5).......   $13,278,331
Cash ................................................       148,996
Dividends and interest receivable....................        17,881
Other assets.........................................         1,809
                                                        -----------
    Total assets.....................................    13,447,017
                                                        -----------

Liabilities:
Accrued expenses and other liabilities (Note 3)......        29,360
                                                        -----------
    Total liabilities................................        29,360
                                                        -----------

Net Assets:
Capital stock (9,829,269 shares of no par value stock authorized,amount paid in on 2,919,774 shares outstanding)
 (Note 1)............................................     19,148,443
Accumulated undistributed net investment income (Note 1)   (852,234)
Accumulated realized loss from security transactions,
net (Note 1).........................................    (1,949,813)
Net unrealized depreciation in value of investments
(Note 2).............................................    (2,928,739)
                                                        -----------
    Net assets (equivalent to $4.60 per share, based on
     2,919,774  capital shares outstanding)..........   $13,417,657
                                                        ===========


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                         ANCHOR GOLD AND CURRENCY TRUST
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               CONSOLIDATED STATEMENT OF OPERATIONS
                                DECEMBER 31, 1997


Income:
 Dividends...........................................   $ 73,639
 Interest............................................    300,192
                                                        -----------
    Total income.....................................    373,831
                                                        -----------

Expenses:
 Management fees (Note 3)............................    149,063
 Pricing and bookkeeping fees (Note 4)...............     21,722
 Legal fees..........................................     14,000
 Audit and accounting fees...........................     13,000
 Custodian fees......................................     10,691
 Transfer fees (Note 4)..............................      3,000
 Trustees' fees and expenses.........................      3,000
 Other expenses......................................      8,592
                                                        -----------
    Total expenses...................................    223,068
         Fees paid indirectly (Note 4)...............     (4,660)
                                                        -----------
         Net expenses................................    218,408
                                                        -----------

Net investment income................................    155,423
                                                        -----------

Realized and unrealized loss on investments:
  Realized loss on investments-net...................    (1,742,176)
  Decrease in net unrealized appreciation in investments (4,327,754)
                                                         -----------
    Net loss on investments..........................    (6,069,930)
                                                         ===========

Net decrease in net assets resulting from operations.   $(5,914,507)
                                                         ===========

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                         ANCHOR GOLD AND CURRENCY TRUST
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         CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS



                                           Year Ended    Year Ended
                                          December 31,   December 31,
                                              1997          1996
                                         ------------------------------
From operations:
 Net investment income (loss)............ $  155,423  $ (142,863)
 Realized (loss) gain on investments, net (1,742,176)   1,164,985
  (Decrease) increase in net unrealized
   appreciation in investments........... (4,327,754)   1,091,163
                                          ------------ ------------
 Net (decrease) increase in
   net assets resulting from operations.. (5,914,507)   2,113,285
                                          ------------ ------------
Distributions to shareholders:
 From net investment income..............   (32,040)         --
                                          ------------ ------------
    Total distributions to shareholders..   (32,040)         --
                                          ------------ ------------

From capital share transactions:

                          Number of Shares
                             1997 1996
                       --------------------
 Proceeds from sale of
  shares..............     --        --         --           --
 Shares issued to
share-
  holders in                                  31,982         --
distributions
  reinvested..........   6,998       --
 Cost of shares
redeemed.............. (775,836)     --   (3,753,107)        --
                       ----------   ----  ------------    ----------

 Decrease in net
  assets resulting
from capital           (768,838)     --      (3,721,125)     --
  share transactions..=========== ======== ------------ -------------

Net (decrease) increase in net assets.... (9,667,672)   2,113,285
Net assets:
  Beginning of period.................... 23,085,329   20,972,044
                                          ============ ============
  End of period (including undistributed
   net investment income of ($852,234)
      and ($886,682), respectively)...... $13,417,657  $23,085,329
                                          ============ ============

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                         ANCHOR GOLD AND CURRENCY TRUST
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         CONSOLIDATED   SELECTED   PER  SHARE  DATA  AND  RATIOS
            (for  a  share outstanding throughout each period)



                                 Year Ended December 31,
                        1997     1996      1995     1994     1993
                      ----------------------------------------------
Investment income....   $0.08     $0.03    $0.04    $0.03     $0.02
Expenses, net........    0.05      0.07     0.06     0.09      0.06
                      -----------------------------------------------
Net investment income
(loss)...............   0.03     (0.04)   (0.02)   (0.06)    (0.04)
Net realized and
unrealized
 gain (loss) on
investments..........   (1.68)     0.61     0.11    (0.90)     2.16
Distributions to
shareholders:
  From net investment
  income.............  (0.01)      --       --       --        --
  From net realized
  gain on investments..  --        --       --       --        --
                      -----------------------------------------------
Net (decrease)
 increase
 in net asset value..   (1.66)     0.57     0.09    (0.96)     2.12
Net asset value:
 Beginning of period..   6.26      5.69     5.60     6.56      4.44
                      ===============================================
 End of period.......   $4.60     $6.26    $5.69    $5.60     $6.56
                      ===============================================
Ratio of expenses to
 average net assets..    1.12%     1.10%    1.10%    1.12%     1.13%
Ratio of net
investment income
 (loss) to average
net assets...........    0.78%    (0.60%)  (0.47%)  (0.68%)   (0.76%)
Portfolio turnover...    0.24      0.18     0.17     0.32      0.35
Average commission
rate paid............    0.0454    0.0389   0.0441   0.0475    0.0285
Number of shares out-
 standing at end of
period............... 2,919,774 3,688,612 3,688,612 3,688,612 4,164,416

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                         ANCHOR GOLD AND CURRENCY TRUST
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               CONSOLIDATED SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
                                                          Value
 Quantity                                                (Note 1)
COMMON STOCKS -- 49.05%
         Gold/Silver Mining Stocks
 140,000 Aquiline Resources Incorporated................ $  14,000
  30,000 Barrick Gold Corporation.......................   556,890
 100,000 Cambior Incorporated...........................   593,000
  10,000 Canabrava Diamond Corporation..................    15,700
  90,000 Euro Nevada Mining Corporation Limited......... 1,205,100
  64,200 Franco Nevada Mining Corporation............... 1,247,406
  32,862 Freeport Mcmoran Copper & Gold Class A.........   501,145
  60,000 Golden Star Resources Limited..................   198,780
 160,000 Guyanor Ressources SA..........................   156,800
 220,000 Miramar Mining Corporation.....................   422,400
  15,000 Newmont Mining Corporation.....................   436,875
  35,500 Normandy Mining Ltd. ADR.......................   350,385
 184,200 Northern Orion Exploration Limited.............   198,936
  10,000 Southwestern Gold Corporation..................    30,700
 159,900 Universal Gold Limited.........................   575,640
 350,000 War Eagle Mining Company Incorporated..........    77,000
                                                         ----------
         Total common stocks (cost $8,827,453).......... 6,580,757
                                                         ----------

FOREIGN TIME DEPOSITS -- 19.52%
15,703,84French Franc, maturing 01/05/98, at 3.25%
 (cost $2,627,252)....................................   2,619,401
                                                         ----------

PRECIOUS METALS -- 9.04%
         Bullion -- 7.97%
   3,704 Ounces gold bullion............................ 1,069,741
         Coins -- 1.07%
     475 Canadian Maple Leafs...........................   143,117
                                                         ----------
         Total precious metals (cost $1,887,050)........ 1,212,858
                                                         ----------
U.S. TREASURY BILLS -- 21.35%.
2,000,000Treasury Bill, 5.12% yield, maturing 2/05/98
         (at cost)...................................... 1,975,260
 900,000 Treasury Bill, 5.10% yield, maturing 3/19/98
         (at cost)......................................  890,055
                                                         ----------
         Total U.S. Treasury Bills (at cost)............ 2,865,315
                                                         ----------

         Total investments (cost $16,207,070)........... 13,278,331
                                                         ----------

CASH & OTHER ASSETS, LESS LIABILITIES -- 1.04%..........    139,326
                                                         ==========
         Total Net Assets............................... $13,417,657
                                                         ==========

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                          ANCHOR GOLD & CURRENCY TRUST
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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1997



1. Significant accounting policies:
   Anchor Gold and Currency Trust, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. The gold bullion is valued each day at noon based on the New York spot gold price. The gold coins are valued based on valuations published in the Wall Street Journal. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses offset by net investment income, resulted in a net decrease in undistributed net investment income and a decrease in accumulated realized loss from security transactions. This reclassification had no affect on net assets.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.


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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

                                   (Continued)

   D. Principles of Consolidation-- The consolidated statements include the consolidated operations of Anchor Gold & Currency Limited of which the Trust owns all outstanding shares. Intercompany receivables, payables and transactions have been eliminated.
   E. Foreign Currency-- Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:
     A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
     B. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31,1997, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $1,410,606. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $4,339,345. Net unrealized depreciation in investments at December 31,1997 was $2,928,739.
3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31,1997, investment advisory fees of $8,888 were due and were included in "Accrued expenses and other liabilities" in the accompanying Consolidated Statement of Assets and Liabilities. David Y.
   Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.

4. Certain transactions:
   Anchor Investment Management Corporation provides transfer agent services for the Trust. Fees earned by Anchor Investment Management Corporation for transfer agent services for the year ended December 31, 1997 were $3,000. Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $28,106 in brokerage commissions during the year ended December 31, 1997. Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1997 were $17,500. For the year ended December 31, 1997 the total expense increase, as shown in the consolidated statement of operations, is $4,660 as a result of an expense offset arrangement with its custodian, Investors Bank & Trust Company. The Trust could have invested the assets used by the custodian in an income producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In addition, the expense ratios in the Selected Per Share Data and Ratios are based on the total expenses, which include amounts that would have been paid in lieu of an expense offset arrangement
5. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1997 were:
    Cost of securities acquired:
      U.S. Government and investments backed by             $
    such securities...........................     12,567,716
      Other investments.......................    221,246,741
                                                  =============
                                                            $
                                                  233,814,457
                                                  =============
    Proceeds from sales and maturities:
      U.S. Government and investments backed by             $
    such securities...........................     11,677,661
      Other investments.......................    220,525,858
                                                  =============
                                                            $
                                                  232,203,519
                                                  =============



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INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Anchor Gold & Currency Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Gold & Currency Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Gold & Currency Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                         LIVINGSTON & HAYNES, P.C.


Wellesley, Massachusetts,
January 14, 1998.

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                              OFFICERS AND TRUSTEES


DAVID W.C. PUTNAM                            Chairman
Chairman, Board of Directors, F.L. Putnam    and Trustee
Investment Management Corporation
President and Director, F.L. Putnam
Securities Company Incorporated

J. STEPHEN PUTNAM                            Vice President and
President, Robert Thomas Securities          Treasurer

SPENCER H. LE MENAGER                        Secretary
President, Equity Inc.                       and Trustee

MAURICE A. DONAHUE                           Trustee
Director and Professor, Institute for
Governmental Services and
Walsh-Saltonstall Professor of Practical
Politics, University of Massachusetts

DAVID Y. WILLIAMS                            President
President and Director, Meeschaert & Co.,    and Trustee
Inc.,
President and Director, Anchor Investment
Management Corporation

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                         ANCHOR GOLD AND CURRENCY TRUST
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              INVESTMENT ADVISER AND TRANSFER AGENT
            Anchor Investment Management Corporation
     579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                         (508) 831-1171

                         DISTRIBUTOR
                   Meeschaert & Co., Inc.
     579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                          CUSTODIAN
              Investors Bank & Trust Company
        89 South Street, Boston, Massachusetts 02111

               INDEPENDENT PUBLIC ACCOUNTANT
                 Livingston & Haynes, P.C.
       40 Grove St., Wellesley, Massachusetts 02181

                        LEGAL COUNSEL
             Yukevich, Blume, Marchetti & Zangrilli
       One Gateway Center, Pittsburgh, Pennsylvania 15222






This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.